Exhibit 1.1

11,217,392 Shares

Cowen Group, Inc.

Common Stock

UNDERWRITING AGREEMENT

                                                                                                                                                                [                   ], 2006

COWEN & CO., LLC

CREDIT SUISSE SECURITIES (USA) LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

As Representatives of the Several Underwriters

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Dear Sirs:

                1.  SG Americas Securities Holdings, Inc., a Delaware corporation (the “Selling Stockholder”), proposes to sell an aggregate of 11,217,392 outstanding shares (the “Firm Securities”) of the common stock (the “Securities”) of Cowen Group, Inc., a Delaware corporation (the “Company”), and also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,682,608 additional outstanding shares (the “Optional Securities”) of the Company’s Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.” The Selling Stockholder hereby agrees with the Company and with the several Underwriters named in Schedule A hereto (the “Underwriters”) as follows:

                2.  Representations and Warranties of the Company, SG Americas, Inc., a Delaware corporation (“SGAI”), and the Selling Stockholder  (a)  The Company represents and warrants to, and agrees with, the several Underwriters that:

                                                        (i)  A registration statement (No. 333- 132602) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (“Commission”) and either (A) has been declared effective under the Securities Act of 1933 (“Act”), and is not proposed to be amended and no stop order has been issued suspending effectiveness of the registration statement and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated by the Commission or (B) is proposed to be amended and such amendment will become effective prior to the Closing Date (as defined below). If such registration statement (the “initial registration statement”) has been declared effective, either (A) an additional registration statement (the “additional registration statement”) relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) (“Rule 462(b)”) under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) if such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and to become effective upon filing pursuant to such Rule, upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement.  If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) (“Rule 462(c)”) under the Act or, in the case of the additional registration statement, Rule 462(b), and no stop order suspending effectiveness of the registration statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated by the Commission. For purposes of this Agreement, “Effective Time” with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). “Effective Date” with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) (“Rule 430A(b)”) under the Act, is hereinafter referred to as the “Initial Registration Statement.” The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the “Additional Registration Statement.”  The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the “Registration Statements” and individually as a “Registration Statement.”  “Registration Statement” without reference to a time means the Registration Statement as of its Effective Time.  “Registration Statement” as of any time means the initial registration statement and any additional registration statement in the form then filed with the Commission, including any amendment thereto and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified.  For purposes of the previous sentence, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A.  “Statutory Prospectus” as of any time means the prospectus included in the Registration Statement immediately prior to that time, including any prospectus deemed to be a part thereof that has not been superseded or modified.  For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) (“Rule 424(b)”) under the Act. “Prospectus” means the Statutory Prospectus that discloses the Public Offering Price (as defined below) and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.  “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act (“Rule 433”) (including a “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission), relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Exhibit A to this Agreement.  “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. “Applicable Time” means     :00 [A/P]m (New York time) on the date of this Agreement or such other time as agreed in writing by the Company and Credit Suisse Securities (USA) LLC  (“Credit Suisse”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).

                                                        (ii)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                                                        (iii)  As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectuses issued at or prior to the Applicable Time, the Statutory Prospectus and the documents attached to this Agreement as Exhibit B, and the information attached to this Agreement as Exhibit C all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof.

                                                        (iv)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus but no later than the later of (i) the Closing Date or (ii) the completion (as determined by Credit Suisse and Merrill Lynch) of the distribution of the Offered Securities, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof.

                                                        (v) Unless otherwise agreed by the Company and Credit Suisse and Merrill Lynch, the Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Offered Securities.

                                                        (vi)  At the time of filing the Initial Registration Statement, any Additional Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Act.

                                                        (vii) The Company (A) has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and (B) is also duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, in each case, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below).

                                                        (viii) Each subsidiary of the Company (A) has been duly incorporated or organized as a limited liability company or limited company and is an existing corporation, limited liability company or limited company in good standing (if applicable) under the laws of the jurisdiction of its incorporation or organization, with corporate, limited liability company or limited company power and authority to own its properties and conduct its business as described in the Prospectus, and (B) is duly qualified to do business as a foreign corporation in good standing (if applicable) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except, in each case, to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below); all of the issued and outstanding capital stock (if any) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                                                        (ix) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus.

                                                        (x) Except as disclosed in the Prospectus and the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

                                                        (xi) Except as disclosed in the Prospectus and the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                                                        (xii) The Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market’s National Market.

                                                        (xiii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made and such as may be required under state securities or Blue Sky laws.

                                                        (xiv) The execution and delivery of and performance of its obligations under this Agreement by the Company, and the consummation by the Company of the transactions herein contemplated, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, or result in a Repayment Event (as defined below) under, or the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches, defaults, violations or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect (as defined below)).  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                                                        (xv) This Agreement has been duly authorized, executed and delivered by the Company.

                                                        (xvi) Except as disclosed in the Prospectus and the General Disclosure Package, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, and except as disclosed in the Prospectus and the General Disclosure Package, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them, in each case except where the failure so to have such title or so to hold such property under such leases would not have a Material Adverse Effect (as defined below).

                                                        (xvii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not, individually or in the aggregate, have a Material Adverse Effect (as defined below), and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, business prospects, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (“Material Adverse Effect”).

                                                        (xviii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

                                                        (xix) The Company and its subsidiaries own, possess or, to the knowledge of the Company, can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own, possess or acquire such intellectual property rights would not individually or in the aggregate have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                                                        (xx)  Except as disclosed in the Prospectus and the General Disclosure Package, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or human exposure to hazardous or toxic substances  (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that would reasonably be expected to lead to such a claim.

                                                  (xxi)  Except as disclosed in the Prospectus and the General Disclosure Package, there are no pending actions, suits or proceedings to which the Company or any of its subsidiaries is a party (or, to the best knowledge of the Company, affecting the Company, any of its subsidiaries or any of their respective properties) that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially adversely affect the ability of the Company to perform its obligations under this Agreement, or that are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company’s knowledge contemplated.

                                                        (xxii)  The financial statements included in each Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly in all material respects the information required to be stated therein.

                                                        (xxiii)  Except as disclosed in the General Disclosure Package and the Prospectus (expressly including the description therein of Cowen & Co., LLC’s dividend to the Selling Stockholder of Cowen International Limited in April 2006), (i) since the date of the latest audited financial statements included in the General Disclosure Package and in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, business prospects, properties or results of operations of the Company and its subsidiaries taken as a whole whether or not arising in the ordinary course of business and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.  Since the respective dates as of which information is given in the General Disclosure Package or the Prospectus, except as otherwise stated therein, there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

        (xxiv)  Neither the Company nor any of its subsidiaries has taken, nor will the Company or any of its subsidiaries take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

        (xxv)  There are no contracts or documents that are required to be described in the Registration Statement, the Prospectus, or to be filed as exhibits thereto that have not been so described and filed as required.

                                                        (xxvi)  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Prospectus or the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

                                                        (xxvii) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and that the Company is required to comply with as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act when such provisions will become applicable to the Company.

                                                        (xxviii)  The Company and its subsidiaries carry or are entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business except where the failure to carry or be entitled to such insurance would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has no reason to believe that it or any subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expire, except where the failure to renew would not have a Material Adverse Effect, or (B) to obtain comparable coverage from similar institutions as may be necessary to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

                                                        (xxix)  Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

                                                        (xxx)  The Company will become subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and will file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

                                        (xxxi) The Company is not an “investment company” as defined in the Investment Company Act of 1940.

                (b)  The Selling Stockholder and SGAI, jointly and severally, represent and warrant to, and agree with, the several Underwriters that:

                                                        (i)  The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                                                        (ii)  This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and SGAI.

        (iii)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:  (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representations and warranties set forth in this sentence are limited to statements or omissions (i) in the consolidated financial statements included in each Statutory Prospectus or the Prospectus, (ii) in the sections of each Statutory Prospectus or the Prospectus entitled “Business-Regulation” and “Business-Legal Proceedings,” or (iii) made in reliance upon any other information relating to the Selling Stockholder, SGAI or Société Générale (the “Parent”) furnished to the Company in writing by the Selling Stockholder or SGAI expressly for use in the Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto (such information described in the preceding clauses (i), (ii), and (iii), collectively, the “Selling Stockholder Information”).  If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representations and warranties set forth in this sentence are limited to the Selling Stockholder Information.  The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c).

                                                        (iv)  As of the Applicable Time, neither (i) the General Disclosure Package nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this sentence are limited to the Selling Stockholder Information.  The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof.

                                                        (v)  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement; provided that the representations and warranties set forth in this sentence are limited to the Selling Stockholder Information.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Selling Stockholder has promptly notified or will promptly notify the Representatives and the Company of such conflict, untrue statement or omission; provided that the representations, warranties and covenants set forth in this sentence are limited to the Selling Stockholder Information.  The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof.

                                                        (vi) The Selling Stockholder and the Parent have not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                                                        (vii) Except as disclosed in the Prospectus and the General Disclosure Package, there are no contracts, agreements or understandings between the Selling Stockholder or the Parent and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment.

                                                        (viii)  The execution, delivery and performance of this Agreement by SGAI and the Selling Stockholder, the sale and delivery of the Offered Securities to be sold by the Selling Stockholder and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Offered Securities to be sold by the Selling Stockholder pursuant to, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over SGAI or the Selling Stockholder or any of its properties or any agreement or instrument to which SGAI or the Selling Stockholder is a party or by which SGAI or the Selling Stockholder is bound or to which any of the properties of SGAI or the Selling Stockholder is subject or the charter or by-laws of SGAI or the Selling Stockholder (except for such conflicts, breaches, defaults, taxes, liens, charges or encumbrances that would not have a Material Adverse Effect).

                                                        (ix)  All United States federal income tax returns relating to income, operations or property of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except taxes against which appeals have been or will be promptly taken and as to which adequate reserves have been provided.  Each person whose results are reflected in the combined financial statements of the Company included in the Prospectus and the General Disclosure Package has filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for (i) such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided, (ii) taxes currently payable without penalty or interest or (iii) where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

                3.  Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling

Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price of $[       ] per share (the “Public Offering Price”), the respective numbers of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

                The Selling Stockholder will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of   [                         ] at the office of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 at 10 A.M., New York time, on  [        ], 2006 or at such other time not later than seven full business days thereafter as the Representatives and the Selling Stockholder determine, such time being herein referred to as the “First Closing Date.” For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.

                In addition, upon written notice from the Representatives given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time, up to a maximum of three times, upon notice by the Representatives to the Selling Stockholder.

                Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date,” which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of  [                    ], at the above office of Shearman & Sterling LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Shearman & Sterling LLP at a reasonable time in advance of such Optional Closing Date.

                4.  Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

                5.  Certain Agreements of the Company and the Selling Stockholder.  (a) The Company agrees with the several Underwriters and the Selling Stockholder that:

                                                        (i)  The Company will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and consented to by Credit Suisse and Merrill Lynch, subparagraph (4)

of Rule 424(b)) not later than the second business day following the earlier of the date it is first used or the date of this Agreement.  The Company will comply with Rule 433.

                                                        (ii)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Credit Suisse and Merrill Lynch, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the 15th business day after the Effective Date of the Initial Registration Statement.  The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

                                                        (iii)  The Company will advise the Representatives promptly of any proposal to amend or supplement the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without each of the Representatives’ consent, which consent shall not be unreasonably withheld; and the Company will also advise each of the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus, of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued, and of the institution of any proceeding under Section 8A of the Act in connection with the offering of Offered Securities.

                                                        (iv)  To the extent that the Company has not agreed to do so under any other provision of this Agreement, the Company will comply with the Act and the rules and regulations of the Commission under the Act that are necessary to permit the completion of distribution of the Offered Securities as contemplated in this Agreement and in the Prospectus.  If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

                                                        (v)  As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

                                                        (vi)  The Company will furnish to the Representatives upon written request copies of each Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. An electronic copy of the Prospectus shall be so furnished on or prior to 4:30 P.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Selling Stockholder will pay the expenses of printing and distributing to the Underwriters all such documents.

                                                        (vii)  The Company will use its reasonable best efforts to effect the listing of the Securities on the Nasdaq Stock Market’s National Market.

                                                        (viii)  For the period specified below (the “Lock-Up Period”), the Company will not offer, pledge, sell or contract to sell any Securities, sell any option or contract to purchase any Securities, purchase any option or contract to sell any Securities, grant any option, right or warrant for the sale of any Securities, lend or otherwise dispose of or transfer any Securities, file a registration statement related to the sale of Securities, or enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Securities whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise, directly or indirectly, without the prior written consent of Credit Suisse and Merrill Lynch except (i) issuances of Securities pursuant to the exercise of warrants or options, in each case outstanding on the date hereof and referred to in the Prospectus and the General Disclosure Package, (ii) issuances pursuant to a plan described in the Prospectus and the General Disclosure Package, (iii) issuances of securities in full or partial consideration in connection with acquisitions or similar transactions, (iv) filings of Registration Statements on Form S-8, (v) the sale of Securities pursuant to this Agreement and (vi) the issuance of Securities pursuant to transactions necessary to effect the separation  as contemplated  in the Prospectus.  The initial Lock-Up Period will commence on the date hereof and will continue and include the date 180 days after the date hereof or such earlier date that Credit Suisse and Merrill Lynch consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse and Merrill Lynch waive, in writing, such extension.  The Company will provide Credit Suisse and Merrill

Lynch with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

                                                        (ix)  During the period of two years hereafter, the Company will furnish to the Representatives upon request and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives upon request (i) as soon as available, a copy of any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request, it being understood and agreed that the availability of any such report, statement or information on EDGAR satisfies the covenant to furnish pursuant to this section.

                                                        (x)  The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

        (xi)  The Company represents and agrees that, unless it obtains the prior consent of Credit Suisse and Merrill Lynch, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and Credit Suisse and Merrill Lynch, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and Credit Suisse and Merrill Lynch is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

                                                        (xii)  The Company, if requested by Credit Suisse and Merrill Lynch, will prepare a final term sheet relating to the Offered Securities, containing only information that describes the final terms of the Offered Securities and otherwise in a form consented to by Credit Suisse and Merrill Lynch, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for the Offered Securities.  Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement.  The Company consents to the use by any Underwriter of a free writing prospectus that contains only (a)(i) information describing the preliminary terms of the Offered Securities or their offering or (ii) information that describes the final terms of the Offered Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (b) other information that is not “issuer information,” as defined in Rule 433.

(b)  The Selling Stockholder agrees with the several Underwriters and the Company that:

        (i) The Selling Stockholder will pay all expenses incident to the performance of the obligations of the Selling Stockholder and the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as each of Credit Suisse and Merrill Lynch designate and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for fees in connection with listing the Offered Securities on the Nasdaq Stock Market’s National Market, for any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including the cost of any aircraft chartered in connection with attending or hosting such meetings, for any transfer taxes on the sale of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred in preparing, printing and distributing any Issuer Free Writing Prospectus to investors or prospective investors.  In addition to the foregoing, the Selling Stockholder will pay to the Representatives on behalf of the Underwriters on the First Closing Date a sum of up to $75,000 as a nonaccountable reimbursement of the Underwriters’ other reasonable expenses incurred in connection with the offering of the Offered Securities and in compliance with the applicable travel and expense policies and procedures of the Underwriters (provided, however, that the Underwriters shall be under no obligaton to disclose such policies and procedures to the Selling Stockholder).  Such amount may be deducted from the purchase price for the Offered Securities set forth in Section 3.

        (ii) The Selling Stockholder agrees during the Lock-Up Period not to offer, pledge, sell or contract to sell any Securities, sell any option or contract to purchase any Securities, purchase any option or contract to sell any Securities, grant any option, right or warrant for the sale of any Securities, lend or otherwise dispose of or transfer any Securities, request or demand that the Company file a registration statement related to Securities, or enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Securities whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise, directly or indirectly, without, in each case, the prior written consent of Credit Suisse and Merrill Lynch.  In addition, the Parent may effect up to 15 private sales of the Company’s shares beginning 90 days after the Closing Date, provided that each purchaser is a qualified institutional buyer as defined in Rule 144A of the Act, does not acquire more than 5% of the Company’s shares from the Parent, and agrees not to sell such shares prior to the expiration of the initial Lock-Up Period.  The initial Lock-Up Period will commence on the date hereof and will continue and include the 180 days after the date hereof or such earlier date that Credit Suisse and Merrill Lynch consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Credit Suisse and Merrill Lynch waive, in writing, such extension.

        (iii)  The Selling Stockholder represents and agrees that, unless it obtains the prior consent of Credit Suisse and Merrill Lynch, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and Credit Suisse and Merrill Lynch, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  For the avoidance of doubt, any such free writing prospectus consented to by the Company and Credit Suisse and Merrill Lynch is a Permitted Free Writing Prospectus.

                6.  Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company, SGAI and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company, SGAI and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                                                        (a)  At the time of execution of this Agreement, the Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder adopted by the Commission and the Public Accounting Oversight Board (“PCAOB”) and stating to the effect that:

                                                                                (i) in their opinion the combined financial statements examined by them and included in the Registration Statements and each Statutory Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations adopted by the Commission;

                                                                                (ii)  they have performed the procedures specified by the PCAOB for a review of interim financial information as described in AU722, Interim Financial Information, on the unaudited combined financial statements included in the Registration Statements and each Statutory Prospectus;

                                                                                (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                                                                (A) the unaudited combined financial statements included in the Registration Statements and each Statutory Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                                                                (B) at the date of the latest available balance sheet, or a date not more than three days prior to the date hereof there was any decrease in group equity or any increase in total liabilities of the Company and its combined entities or, at the date of the latest available balance sheet read by such accountants, there was any decrease in combined total assets, as compared with amounts shown on the latest balance sheet included in each Statutory Prospectus and the Prospectus; or

                                                                                (C) for the period from the closing date of the latest income statement included in the Registration Statements and each Statutory Prospectus to the closing date of the latest available income statement there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and each Statutory Prospectus, in combined total revenues or in the total or per share amounts of combined net income before extraordinary items or in combined net income;

                                                                except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Registration Statements and each Statutory Prospectus disclose have occurred or may occur or which are described in such letter;

                                                                                (iv)  on the basis of a reading of the unaudited pro forma combined financial information contained in the Registration Statements and each Statutory Prospectus, inquiries of officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial information does not comply as to for in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such unaudited pro forma combined financial information; and

                                                                                (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements, each Statutory Prospectus and each Issuer Free Writing Prospectus and each Statutory Prospectus and the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                                For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, “Registration Statements” shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) “Prospectus” shall mean the prospectus included in the Registration Statements.

                                                                (b)  If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by  Credit Suisse and Merrill Lynch. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by Credit Suisse and Merrill Lynch.  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement.  On the Closing Date, no stop order suspending the effectiveness of a Registration Statement is in effect and no proceedings for that purpose are pending before the Commission, or to the knowledge of the Selling Stockholder, the Company or Credit Suisse and Merrill Lynch, are contemplated by the Commission.

                                                                (c)  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, business prospects, properties or results of operations of the Company and its subsidiaries taken as a whole which, in the judgment of a majority of interest of the Underwriters including Credit Suisse and Merrill Lynch, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority of interest of the Underwriters including Credit Suisse and Merrill Lynch, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or Nasdaq, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority of interest of the Underwriters including Credit Suisse and Merrill Lynch, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                                                                (d)  The Representatives shall have received (i) an opinion, dated such Closing Date, of Skadden, Arps, Slate, Meagher and Flom LLP, counsel for the Company, substantially in the form set forth in Exhibit D hereto and (ii) a letter, dated such Closing Date, of Skadden, Arps, Slate, Meagher and Flom LLP, substantially in the form set forth in Exhibit E hereto.

                                                                (e)  The Representatives shall have received an opinion, dated such Closing Date, of Mayer, Brown, Rowe & Maw LLP, counsel for the Selling Stockholder and SGAI, substantially in the form set forth in Exhibit F hereto.

                                                                (f) The Representatives shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as Credit Suisse and Merrill Lynch may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                                                                (g)  The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement is in effect and no proceedings for that purpose are pending before the Commission or, to the best knowledge of the Company, contemplated by the Commission; if applicable, the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, business prospects, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, except as set forth in the Prospectus or as described in such certificate.

                                                                (h)  The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Selling Stockholder in which such officers, to the best of their knowledge, shall state that (i) the representations and warranties of the Selling Stockholder contained in Section 2(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                                                                (i)  The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of SGAI in which such officers, to the best of their knowledge, shall state that (i) the representations and warranties of SGAI contained in Section 2(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) SGAI has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                                                                (j)  The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                                                                (k)  To avoid a 28% backup withholding tax the Selling Stockholder agrees to deliver to the Representatives prior to closing a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                                                                (l)  The Securities shall have been approved for listing on the Nasdaq Stock Market’s National Market, subject only to official notice of issuance.

                                                                (m)  At the date of this Agreement, the Representatives shall have received a lock-up agreement substantially in the form of Exhibit H hereto signed by the persons listed on Schedule A thereto.

The Selling Stockholder and the Company will provide the Representatives with such conformed copies of such opinions, certificates, letters and documents as Credit Suisse and Merrill Lynch reasonably request.  Credit Suisse and Merrill Lynch may in their sole discretion together waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

                7.  Indemnification and Contribution.  (a)  The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and its affiliates within the meaning of Rule 405 under the Act and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

                (b)  The Selling Stockholder and SGAI will, jointly and severally, indemnify and hold harmless each Underwriter, its partners, members, directors, officers and its affiliates within the meaning of Rule 405 under the Act and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any and all losses, claims, expenses, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates  to the Selling Stockholder Information; provided, however, that the liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the product of the Public Offering Price and the number of Offered Securities sold by the Selling Stockholder under this Agreement and the legal and other expenses reasonably incurred by such Underwriter in connection with investigating, preparing, or defending any such loss, claim, damage, liability or action as such expenses are incurred.

        (c)  Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and its affiliates within the meaning of Rule 405 under the Act and each person, if any, who controls the Company within the meaning of Section 15 of the Act, SGAI and the Selling Stockholder against any and all losses, claims, damages or liabilities, joint or several, to which the Company, SGAI or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, SGAI and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: each Underwriter’s name appearing on the front cover of the Prospectus and in the first paragraph under the caption “Underwriting,” the concession and reallowance figures appearing in the paragraph under the caption “Underwriting,” the paragraphs appearing under the caption “Underwriting-Price Stabilization, Short Positions and Penalty Bid” and the paragraph appearing under the caption “Underwriting-Internet Distributions.”

                (d)  Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 9, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above or Section 9.  In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters, their partners, their members, their directors, their officers, their affiliates (within the meaning of Rule 405 under the Act) and all persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for SGAI and the Selling Stockholder and all persons, if any, who control SGAI or the Selling Stockholder within the meaning of Section 15 of the Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                (e)  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, SGAI and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, SGAI, the Selling

Stockholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                (f)  The obligations of the Company, SGAI and the Selling Stockholder under this Section or Section 9 shall be in addition to any liability which the Company, SGAI and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter (or the QIU as defined below) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                8.  Default of Underwriters.  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, Credit Suisse and Merrill Lynch may make arrangements satisfactory to the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to Credit Suisse and Merrill Lynch and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, SGAI or the Selling Stockholder, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                9.  Qualified Independent Underwriter. The Company hereby confirms that at its request Merrill Lynch has without compensation acted as a “qualified independent underwriter” (in such capacity, the “QIU”) within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities.  In addition to and without limitation of the Company’s, SGAI’s and the Selling Stockholder’s obligation to indemnify Merrill Lynch as Underwriter, the Company, SGAI, and the Selling Stockholder also agree to severally and not jointly indemnify and hold harmless the QIU and its respective affiliates (within the meaning of Rule 405) and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which such parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU’s acting (or alleged failing to act) as such “qualified independent underwriter” and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                10.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, SGAI, the Company, or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, SGAI, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the [Selling Stockholder] shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder, SGAI, and the Underwriters pursuant to Section 7 and the obligations of the Company, SGAI and the Selling Stockholder pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (vii) of Section 6(c), the [Selling Stockholder] will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

                11.  Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or faxed and confirmed to the Representatives, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Facsimile no. (212) 325 8278, Attention:  Transactions Advisory Group/LCD-IBD, or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at 1221 Avenue of the Americas, New York, NY 10020, Facsimile no. (646) 562-1861, Attention: General Counsel, or, if sent to the Selling Stockholder, will be mailed, delivered or faxed and confirmed to Société Générale at 1221 Avenue of the Americas, New York, NY 10020, Facsimile: (212) 278-7432, Attention: General Counsel (with a copy to James B. Carlson, Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, NY 10019, Facsimile: (212) 262-1910); provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or faxed and confirmed to such Underwriter.

                12.  Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

                13.  Representation.  The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

                14.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                15.  Absence of Fiduciary Relationship.  Each of the Company, SGAI, and the Selling Stockholder acknowledges and agrees that:

(a) the Representatives have been retained solely to act as underwriters in connection with the sale of the Company’s securities and that no fiduciary, advisory or agency relationship between the Company, SGAI, or the Selling Stockholder, on the one hand, and Credit Suisse and Merrill Lynch, on the other, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Credit Suisse and Merrill Lynch have advised or are advising the Company, SGAI or the Selling Stockholder on other matters;

(b)  the price of the securities set forth in this Agreement was established by the Company, SGAI and the Selling Stockholder following discussions and arms-length negotiations with the Representatives, and the Company, SGAI, and the Selling Stockholder are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)  the Company, SGAI and the Selling Stockholder have been advised that Credit Suisse and Merrill Lynch and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company, SGAI, or the Selling Stockholder and that the Representatives have no obligation to disclose (except as may be required by federal securities laws or rules and regulations of the National Association of Securities Dealers, Inc.) such interests and transactions to the Company, SGAI or the Selling Stockholder by virtue of any fiduciary, advisory or agency relationship; and

(d) the Company, SGAI and the Selling Stockholder waive, to the fullest extent permitted by law, any claims they may have against Credit Suisse or Merrill Lynch for breach of fiduciary duty in connection with the transactions contemplated by this Agreement or alleged breach of fiduciary duty and agree that Credit Suisse and Merrill Lynch shall have no liability (whether direct or indirect) to the Company, SGAI or the Selling Stockholder in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including  stockholders, employees or creditors of the Company.

                16.  Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                SGAI and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

COWEN & CO., LLC

By
[Insert title]

SG AMERICAS SECURITIES HOLDINGS, INC.

By
[Insert title]

SG AMERICAS, INC.

By
[Insert title]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By	COWEN & CO., LLC

By
[Insert title]

By	CREDIT SUISSE SECURITIES (USA) LLC

By
[Insert title]

By	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By
[Insert title]

SCHEDULE A

Number of
Firm Securities
Underwriter	to Be Purchased
Cowen & Co., LLC
Credit Suisse Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Keefe, Bruyette, & Woods, Inc.
Sandler O’Neill & Partners, L.P.

Total